UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                  ---------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of report (Date of earliest event reported):
                                DECEMBER 1, 2006



                            JOURNAL REGISTER COMPANY
               (Exact Name of Registrant as Specified in Charter)


         DELAWARE                      1-12955                  22-3498615
(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
   of Incorporation)                                           Identification
                                                                  Number)

    790 TOWNSHIP LINE ROAD, YARDLEY, PENNSYLVANIA            19067
      (Address of Principal Executive Offices)            (Zip Code)

       Registrant's telephone number, including area code: (215) 504-4200


                                 NOT APPLICABLE
                         (Former Name or Former Address,
                          If Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

        On December 1, 2006, a Reuters news article was published based in part on an interview given by Robert M. Jelenic, Chairman and Chief Executive Officer of Journal Register Company (the "Company") in connection with the sale of the Company's Massachusetts newspapers. This Form 8-K is being furnished to clarify certain statements in the article. The article stated that the sale of the Massachusetts newspapers "would value the bundle of papers at 9.2 times the past 12 months' earnings before interest, taxes, depreciation and amortization (EBITDA)." The Company hereby clarifies that the transaction, if completed, would represent a multiple of 9.2 times the Massachusetts newspapers' projected 2006 EBITDA based on the purchase price of $70 million plus approximately $2 million of working capital.

        The Company assumes no responsibility for, and undertakes no obligation to correct or update, inaccurate media reports regarding this or other matters except to the extent required by law. The information contained herein is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless the Company specifically incorporates it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. By filing this Current Report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information in this Current Report on Form 8-K.

        CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS. Statements in this Form 8-K that are not historical are forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on management's current, preliminary, expectations and are subject to various risks and uncertainties that could cause actual results to vary materially from those stated. These risks and uncertainties include the risk that the conditions to the sale are not met and the sale is not consummated; the risk that if the sale is not consummated or is delayed the Company will not be able reduce debt and to utilize its capital loss carryforwards from the proceeds of the sale. Other risks and uncertainties are set forth in the Company's Form 10-K for the year ended December 25, 2005, and other documents filed with the Securities and Exchange Commission. The forward-looking statements are made only as of the date of this Form 8-K, and the Company disclaims any obligation to revise these forward-looking statements or to provide any updates regarding information contained in this release resulting from new information, future events or otherwise except to the extent required by law.

EBITDA Reconciliation

EBITDA is widely used in the media industry as a measure in evaluating the market value of media properties. EBITDA is not a measure of performance under generally accepted accounting principles and should not be construed as a substitute for net income as a measure of performance, nor as a substitute of cash flow as a measure of liquidity.

Reconciliation of the Massachusetts Newspapers Estimated 2006 Operating Income to EBITDA as Used for Disposition Multiple:

                                                  Projected
(in millions)                                        2006           2005
-------------                                    ------------    -----------
Operating income                                  $    6.8        $   8.2
Adjusted for Depreciation and Amortization             1.0             .7

EBITDA                                                 7.8            8.9
Estimated Proceeds                                    72.0           72.0
Implied EBITDA Multiple                                9.2            8.1

                                    SIGNATURE


Pursuant to requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                  JOURNAL REGISTER COMPANY
                                                  ------------------------
                                                      (Registrant)


Date:  December 5, 2006                                  /s/ Julie A. Beck
                                                         -------------------
                                                  By:    Julie A. Beck
                                                  Title: Senior Vice President
                                                         and Chief Financial
                                                         Officer